PROVIDENT BANKSHARES CORPORATION

Ryan Beck & Co. Financial Institutions’ Investor Conference October 27, 2004

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

HIGH PERFORMANCE CHECKING

HISTORY

1886 - Founded as a Mutual Thrift 1987 - Converted to Commercial Bank 1990 - Change in Leadership

PROVIDENT BANKSHARES

CORPORATION

PERFORMANCE LANDSCAPE

1991

Net Income $2.9 million

Return on Assets 0.19%

Return on Equity 2.61%

Non-interest Income to Total Revenues 20.9%

PROVIDENT BANKSHARES

CORPORATION

BANKING OFFICE NETWORK - 1993

42 BRANCHES

Winchester

Charlottesville

Baltimore

Washington DC

Richmond

Virginia Beach

RETAIL EXPANSION STRATEGY

Launch High Performance Checking Campaign

Delivery through Spoke and Hub Branch Network Finance with Leverage Capital

Strategic Alliances

PROVIDENT BANKSHARES

CORPORATION

HIGH PERFORMANCE CHECKING

Lead with Totally Free Checking

Deliver through In-Store/Traditional Branching

Intense Marketing Initiative

PROVIDENT BANKSHARES

CORPORATION

RETAIL CHECKING GROWTH

(in 000’s)

$250,000 $200,000 $150,000 $100,000 $50,000 $0

4 Year CAGR Average Balances 26%

$84,000 $106,000 $144,000 $173,200 $208,700

Base Year

1992 1993 1994 1995 1996

200 150 100 50 0

Retail Checking Average Balances Retail Checking Accounts on Hand

RETAIL DEPOSIT FEE INCOME

CAGR 61%

$2.2 $3.5 $5.7 $9.2 $14.8

Base Year

1992 1993 1994 1995 1996

Dollars in millions

PROVIDENT BANKSHARES

CORPORATION

IN-STORE STRATEGY

High Performance Checking Delivery Spoke and Hub Approach Provident In-Store Distinction

Product Partners

People Program

PROVIDENT BANKSHARES

CORPORATION

MAKING PROGRESS PERFORMANCE LANDSCAPE

1991 1997

Net Income $2.9 million $25 million

Return on Assets 0.19% 0.68%

Return on Equity 2.61% 9.91%

Non-interest Income to Total Revenues 20.9% 25.4%

PROVIDENT BANKSHARES

CORPORATION

STRATEGIC ALLIANCES

1997

Expansion into Washington Metro Area

Merger with First Citizens Financial Corporation

Partnership with Shoppers Food

PROVIDENT BANKSHARES

CORPORATION

BANKING OFFICE NETWORK - 1997 66 BRANCHES

Winchester

Charlottesville

Baltimore

Washington DC

Richmond

Virginia Beach

RETAIL DDA FEES

ANNUAL FEES PER ACCOUNT

300,000 250,000 200,000 150,000 100,000 50,000 0

1997 1998 1999 2000 2001 2002 2003 YTD04

$200 $150 $100 $50 $0

$210 $217 $219 $188 $172 $147 $131 $127

Accounts on Hand Average Fee Income Per Consumer DDA 15

RETAIL DDA FEES

ANNUAL FEES PER ACCOUNT

300,000 250,000 200,000 150,000 100,000 50,000 0

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 YTD04

$200 $150 $100 $50 $0

Accounts on Hand Average Fee Income Per Consumer DDA

MAKING PROGRESS PERFORMANCE LANDSCAPE

1997 2003

Net Income $25 million $51 million

Return on Assets 0.68% 1.03%

Return on Equity 9.91% 16.36%

Non-interest Income

to Total Revenues 25.4% 38.3%

PROVIDENT BANKSHARES

CORPORATION

STRATEGIC ALLIANCES

2004

Merger with Southern Financial Bancorp, Inc.

Expand presence in Northern Virginia

Regional Bank in 3 urban centers

PROVIDENT BANKSHARES

CORPORATION

BANKING OFFICE NETWORK - 1993 42 BRANCHES

Winchester

Charlottesville

Baltimore

Washington DC

Richmond

Virginia Beach

BANKING OFFICE NETWORK - 2004 149 BRANCHES

Winchester

Charlottesville

Baltimore

Washington DC

Richmond

Virginia Beach

PROVIDENT BANK BRANCHES

TRADITIONAL/IN-STORE

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Sep-04

60

59 51

42 42

15 33 18

89

5 8 10 10

56 58 58 59

51 50 50

36 37 34 34 34

Traditional In-Store/ATM Plus

SOUTHERN FINANCIAL RETAIL OPPORTUNITY

Retail Growth

No consumer focus

Branch network

Checking /Home Equity penetration

PROVIDENT BANKSHARES

CORPORATION

GROWTH POTENTIAL

Former SFFB Old PBKS

Average Per Branch:

Retail Checking

Accounts on Hand 500 2,400

Home Equity

Originations* $90,000 $2,400,000

*Amounts approximate actual results through August 2004 PROVIDENT BANKSHARES

CORPORATION

CURRENT INITIATIVES

SMALL BUSINESS

SEGMENTATION

CROSS - SELL INITIATIVE

PROVIDENT BANKSHARES

CORPORATION

REVENUE OPPORTUNITY

Retail checking accounts grew 31,000 to 282,000

Now have 600,000 total retail accounts and 42,000 commercial

Initiatives create new opportunities for “right size” bank in our footprint

PROVIDENT BANKSHARES

CORPORATION

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703) 352-2583